                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2003, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings") and NATIONAL CITY MORTGAGE CO., New York corporation (referred to herein as the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Lehman Brothers Bank, FSB (the "Bank") acquired certain conventional, residential, fixed rate, first lien mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer, pursuant to the Seller's Warranties and Servicing Agreement between the Bank, as purchaser, and the Servicer, as company, dated as of August 1, 2001 (for Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-1) (the "Existing Servicing Agreement" and collectively, as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003, the "SWSA") and annexed hereto as Exhibit B.

         WHEREAS, the mortgage loans are currently being serviced by the Servicer pursuant to the SWSA.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated June 1, 2003 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

         WHEREAS, the Seller has conveyed certain of the mortgage loans identified on Exhibit D (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to HSBC Bank USA, as trustee (the "Trustee"), pursuant to a trust agreement, dated as of June 1, 2003 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Wells Fargo Bank Minnesota, National Association, as securities administrator and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank, National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to the Trust Agreement.

         3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on July 18, 2003 to the Trust Fund is to include principal due after June 1, 2003 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-22A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Seller shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Except as described herein, neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby makes the following additional representations and warranties which may be enforced in accordance with the SWSA:

                  (a) No Mortgage Loan originated on or after October 1, 2002 and secured by a Mortgaged Property located in the State of Georgia is a "home loan" and is either a "covered" or "high cost loan" as defined in the Georgia Fair Lending Act, as amended.


                  7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention: E. Todd Whittemore, Master Servicing,
                  SASCO 2003-22A
                  Telephone:  (303) 632-3422
                  Telecopier: (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services Inc., Master Servicing
                                Payment Clearing Account
                  Account No.: 066-611059
                  Beneficiary: Aurora Loan Services Inc.
                  For further credit to:  SASCO 2003-22A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  HSBC Bank USA
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention: Issuer Services, SASCO 2003-22A
                  Telephone: 212-525-1501
                  Facsimile: 212-525-1300

                  All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention: Leslee Gelber
                  Telephone: (212) 526-5861
                  E-mail: lgelber@lehman.com

                  With a copy to:
                  Morgan, Lewis & Bockius, LLP
                  1701 Market Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         10. Reconstitution. This Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the SWSA.

         Executed as of the day and year first above written.

                                            LEHMAN BROTHERS HOLDINGS INC.
                                              as Seller



                                            By:_________________________________
                                               Name:  Stanley P. Labanowski
                                               Title: Authorized Signatory


                                            NATIONAL CITY MORTGAGE CO.,
                                                as Servicer



                                            By:_________________________________
                                               Name:  Mary Beth Criswell
                                               Title: Vice President

Acknowledged:

AURORA LOAN SERVICES INC.,
as Master Servicer


By:_________________________________________
         Name:  E. Todd Whittemore
         Title: Executive Vice President

HSBC BANK USA,
     as Trustee


By:_________________________________________
         Name:  Wendy Zhang
         Title: Trust Officer

                                    EXHIBIT A

                            Modifications to the SWSA


1. Unless otherwise specified herein, for purposes of this Agreement, including definitions, relating to (i) representations and warranties of the Purchaser, (ii) the sale and purchase of the Mortgage Loans,
         (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and
         (iv) Assignments of Mortgage Loans, shall be disregarded. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  "Custodial Agreement" means the Custodial Agreement, dated June 1, 2003, by and between Wells Fargo Bank Minnesota, National Association and U.S. Bank, National Association.

3. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

                  "Custodian" means U.S. Bank, National Association.
                   ---------

4. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                           (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                           (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi) a Qualified GIC;

                           (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

5. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "GEMICO":

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

6. The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

                  "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Company, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Company determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Company forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Company which may support such determinations.


7. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Company by the Purchaser and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

8. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans purchased from the Company by the Purchaser, which Mortgage Loan Schedule is attached as Exhibit D to this Agreement.

9. The definition of "Opinion of Counsel" in Article I is hereby amended by adding the following proviso at the end of such definition:

                  provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

10. The definition of "Prepayment Interest Shortfall Amount" is hereby amended in its entirety to read as follows:

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

11. The definition of "Qualified Depository" is hereby amended in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's, a division of The McGraw-Hill Companies if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's, a division of The McGraw-Hill Companies if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

12. The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Company may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Company, the Company shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Company's interest therein shall
                  be transferable to any successor Company or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

13. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

                  "Servicing Fee": An amount equal to one-twelfth the product of
                  (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Company or as otherwise provided under this Agreement.

14. The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

15. The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

16. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby."

17. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

18. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement."

19. Section 3.01(i) (Selection Process), Section 3.01(j) (Pool Characteristics), Section 3.01(l) (Sale Treatment), Section 3.01(n) (No Broker's Fees'), Section 3.01(o) (Origination) and Section 3.01(p) (Fair Consideration) shall be inapplicable to this Agreement.

20. Section 3.03 (Remedies for Breach of Representations and Warranties) is hereby amended in its entirety to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h), (k) and (m) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with
                  Section 12.01.

                           In addition, the Company shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Company relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

21.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

22. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                  (a) the words "National City Mortgage Corp in trust for the
                      Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group 2001-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following words:
                      "National City Mortgage Co. in trust for the SASCO 2003-22A Trust Fund".

                  (b) by amending clause (viii) to read as follows:

                           (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

23. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

                  Company's right thereto shall be prior to the rights of the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

24. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "National City Mortgage Corp., in trust for the Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following words:

                  "National City Mortgage Co. in trust for the SASCO 2003-22A Trust Fund".

25. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by:

          (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years"; and (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  (iii) deleting the first sentence of the third paragraph thereof, (iv) replacing the words "one" and "sentence" with "three" and "paragraph", respectively, in the fifth line of the third paragraph thereto, and (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances";

                  (vi) by adding the following to the end of such Section:

                  Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

26. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:    Aurora Loan Services Inc., Master Servicing
                                   Payment Clearing Account
                  Account No.:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO 2003-22A

27. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02 Statements to Master Servicer.

                           Not later than the tenth calendar day of each month,
                  the Company shall furnish to the Master Servicer monthly reports providing information to be mutually agreed upon by the Company and Master Servicer prior to first due date of such reports and in formats similar to Exhibit E-1 and Exhibit E-2.

28. Section 6.04 (Annual Statement as to Compliance) is hereby amended and restated in its entirety to read as follows:

                  Section 6.04 Annual Officer's Certificate.

                           On or before the last day of February of each year,
                  beginning with February 28, 2004, the Company, at its own expense, will deliver to the Purchaser and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Company during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Company to remedy such default.

29. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended and restated in its entirety to read as follows:

                  Section 6.05 Annual Audit Report.

                           On or before the last day of February of each year,
                  beginning with February 28, 2004, the Company shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Company), which is a member of the American Institute of Certified Public Accountants, to furnish to the Purchaser and Master Servicer
                  (i) year-end audited (if available) financial statements of the Company and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Company's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Company's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

30. A new Section 6.08 is hereby added to this Agreement to read as follows:

         Section 6.08 SEC Certificate.

                  (a) By February 28th of each year, or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this subsection (a).

31. Section 9.01 (Indemnification; Third Party Claims) is hereby amended by deleting Subsection (a) and replacing it with the following:

                  (a) The Company shall indemnify the Purchaser, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this
                  Section 9.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Company.

32.      Section 10.01 (Events of Default) is hereby amended by:

                  (a)      changing any reference to "Purchaser" to "Master
                           Servicer"

                  (b) changing the reference to "five days" to "two Business Days" in subclause (i);

                  (c) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or"; and

                  (d) adding the words "within the applicable cure period" after the word "remedied" in the second line of the second paragraph.

33. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee."

34.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                           At the time of any termination of the Company
                  pursuant to Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

35. The first paragraph of Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Holdings Inc. (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Holdings Inc."

36. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02 the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver within three (3) Business
                  Days of the appointment of a successor servicer the funds in the Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                           Upon a successor's acceptance of appointment as such,
                  the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Company from its own funds without reimbursement.

37. Section 12.02 (Amendment) is hereby amended by replacing the words "by the Company and the Purchaser by written agreement signed by the Company and the Purchaser" with "by written agreement by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee."

38. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

39. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

40. Section 12.11 (No Personal Solicitation) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings Inc." in each instance.

41. A New Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                  Section 12.12 Intended Third Party Beneficiaries.

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                   Seller's Warranties and Servicing Agreement


                                See Exhibit 99.9

                                    EXHIBIT C

                       Assignment and Assumption Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                           Schedule of Mortgage Loans

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                                       STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME         DESCRIPTION                                                               FORMAT
----------         -----------                                                               ------
INVNUM             INVESTOR LOAN NUMBER                                                      Number no decimals
SERVNUM            SERVICER LOAN NUMBER, REQUIRED                                            Number no decimals
BEGSCHEDBAL        BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                               Number two decimals
                   BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                   REQUIRED
SCHEDPRIN          SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                        Number two decimals
                   ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                   REQUIRED, .00 IF NO COLLECTIONS
CURT1              CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                               Number two decimals
CURT1DATE          CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                               DD-MMM-YY
CURT1ADJ           CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2              CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                               Number two
decimals
CURT2DATE          CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                               DD-MMM-YY
CURT2ADJ           CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                           Number two decimals
LIQPRIN            PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                      Number two decimals
OTHPRIN            OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                    Number two decimals
PRINREMIT          TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
INTREMIT           NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                              Number two decimals
                   .00 IF NOT APPLICABLE
TOTREMIT           TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                            Number two decimals
ENDSCHEDBAL        ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                          Number two decimals
                   ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL          ENDING TRIAL BALANCE                                                      Number two decimals
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE         ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                         DD-MMM-YY
ACTCODE            60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                    Number no decimals
ACTDATE            ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                               DD-MMM-YY
INTRATE            INTEREST RATE, REQUIRED                                                   Number seven decimals

                                                                                             Example .0700000 for 7.00%
SFRATE             SERVICE FEE RATE, REQUIRED                                                Number seven decimals
                                                                                             Example .0025000 for .25%
PTRATE             PASS THRU RATE, REQUIRED                                                  Number seven decimals

                                                                                             Example .0675000 for 6.75%
PIPMT              P&I CONSTANT, REQUIRED                                                    Number two decimals

                   .00 IF PAIDOFF

                                      E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

1.   Deal Identifier by Loan
2.   SBO Loan Number
3.   Loan Number
4.   Investor Loan Number
5.   Street Address
6.   City
7.   State
8.   Zip Code
9.   Original Loan Amount
10.  Origination Date
11.  First Payment Date
12.  Current Loan Amount
13.  Current Interest Rate
14.  Current P&I Payment Amount
15.  Scheduled Balance
16.  Scheduled Due Date
17.  Next Rate Adjustment Date
18.  Next Payment Adjustment Date
19.  Loan Term
20.  Loan Type
21.  Servicing Fee
22.  Product Type
23.  Property Type
24.  Ownership Code
25.  Actual Due Date
26.  Delinquency Status
27.  Reason for Default
28.  FC Flag
29.  Date Loan Reinstated
30.  FC Suspended Date
31.  Reason Suspended
32.  FC Start Date (referral date)
33.  Actual Notice of Intent Date
34.  Actual First Legal Date
35.  Date Bid Instructions Sent
36.  Date F/C Sale Scheduled
37.  Foreclosure Actual Sale Date
38.  Actual Redemption End Date
39.  Occupancy Status
40.  Occupancy Status Date
41.  Actual Eviction Start Date
42.  Actual Eviction Complete Date
43.  Loss Mit Workstation Status
44.  Loss Mit Flag
45.  Loss Mit Type
46.  Loss Mit Start Date
47.  Loss Mit Approval Date

48.  Loss Mit Removal Date
49.  REO Flag
50.  Actual REO Start Date
51.  REO List Date
52.  REO List Price
53.  Date REO Offer Received
54.  Date REO Offer Accepted
55.  REO Scheduled Close Date
56.  REO Actual Closing Date
57.  REO Net Sales proceeds
58.  REO Sales Price
59.  Paid Off Code
60.  Paid in Full Date
61.  MI Certificate Number
62.  MI Cost
63.  Other Advance Expenses
64.  T&I Advances
65.  Interest Advances
66.  Liquidation Status
67.  BK Atty Fees & Costs
68.  FC Atty Fees & Costs
69.  Eviction Atty Fees & Costs
70.  Appraisal, BPO Costs
71.  Property Preservation Fees
72.  Actual  Claim Filed Date
73.  Actual Claim Amount Filed
74.  Claim Amount Paid
75.  Claim Funds Received Date
76.  Realized Gain or Loss
77.  BK Flag
78.  Bankruptcy Chapter
79.  Actual Bankruptcy Start Date
80.  Actual Payment Plan Start Date
81.  Actual Payment Plan End Date
82.  Date POC Filed
83.  Date Filed Relief/Dismissal
84.  Relief/Dismissal Hearing Date
85.  Date Relief/Dismissal Granted
86.  Post Petition Due Date
87.  Prepayment Flag
88.  Prepayment Waived
89.  Prepayment Premium Collected
90.  Partial Prepayment Amount Collected
91.  Prepayment Expiration Date
92.  Origination Value Date
93.  Origination Value Source
94.  Original Value Amount
95.  FC Valuation Amount
96.  FC Valuation Source
97.  FC Valuation Date
98.  REO Value Source
99.  REO Value(As-is)
100. REO Repaired Value
101. REO Value Date
102. Investor/Security Billing Date Sent

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates,
    Series 2003-22A
    ----------------------------------------------------------------------------


Reference is made to the Reconstituted Servicing Agreement dated as of June 1, 2003 (the "Agreement"), by and among Lehman Brothers Holdings Inc. (the "LBH") and National City Mortgage Co. (the "Servicer") and acknowledged by Aurora Loan Services, Inc. (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                                     NATIONAL CITY MORTGAGE CO.

                                                     Name:   ___________________
                                                     Title:  ___________________
                                                     Date:   ___________________
















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